US. FOODS™

KEEPING KITCHENS COOKING.™

Entrecote échalotes
Confit de Canard
Tartare de boeuf "maison"

Q1 2013 Performance Update A Taste of What’s Cooking at US Foods May 2013 Exhibit 99.1

FOOD. FOOD PEOPLE. EASY.
While the information provided herein is believed to be accurate and reliable, US Foods (“US Foods”) does not make any representations or
warranties, express or implied, as to the accuracy or completeness of such information or as to future results.   No representation or warranty is
made that any of the projections presented herein will be realized.
Forward-looking statements notice
In this presentation and in related comments by our management, our use of the words “expect,” “anticipate,” “possible,” “potential,” “target,”
“believe,” “commit,” “intend,” “continue,” “may,” “would,” “could,” “should,” “project,” “projected,” “positioned” or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors might include: our ability to remain profitable during times of cost inflation, commodity volatility, and other factors; competition in the industry and our ability to compete successfully; our reliance on third-party suppliers, including the impact of any interruption of supplies or increases in product costs; shortages of fuel and increases or volatility in fuel costs; any declines in the consumption of food prepared away from home, including as a result of changes in the economy or other factors affecting consumer confidence; costs and risks associated with labor relations and the availability of qualified labor; any change in our relationships with
GPOs; our ability to increase sales to independent customers; changes in industry pricing practices; changes in cost structure of competitors;
costs and risks associated with government laws and regulations, including environmental, health, and safety, food safety, transportation, labor and employment, laws and regulations, and changes in existing laws or regulations; technology disruptions and our ability to implement new technologies; product liability claims relating to products that we distribute; our ability to maintain a good reputation; costs and risks associated with litigation; our ability to manage future expenses and liabilities with respect to our retirement benefits; our ability to successfully integrate future acquisitions; our ability to achieve the benefits that we expect to achieve from our cost savings programs; risks relating to our indebtedness, including our substantial amount of debt, our ability to incur substantially more debt, and increases in interest rates.   Additional
information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, its Registration Statements on Form S-4.
All forward-looking statements speak only as of the date they were made. The company does not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation.

FOOD. FOOD PEOPLE. EASY.
Non-GAAP financial measures
This presentation contains unaudited non-GAAP financial measures, including Reported EBITDA, Adjusted EBITDA, Consolidated EBITDA,
Debt Coverage Ratio, Interest Coverage Ratio, Adjusted Operating Expenses and Adjusted Gross Profit. Management believes these non-
GAAP financial measures provide meaningful supplemental information regarding our operating performance because they exclude amounts that our management and our board of directors do not consider part of core operating results when assessing the performance of the Company.
Our management uses these non-GAAP financial measures to evaluate the Company’s historical financial performance, establish future operating and capital budgets and determine variable compensation for management and employees.  Accordingly, the Company believes these non-GAAP financial measures are useful in allowing for a better understanding of the Company's core operations.
While management believes that these non-GAAP financial measures provide useful information, they are not operating measures under U.S.
GAAP, and there are limitations associated with their use. The Company's calculation of these non-GAAP financial measures may not be completely comparable to similarly titled measures of other companies due to potential differences between companies in their method of calculation. As a result the use of these non-GAAP financial measures has limitations and should not be considered in isolation from, or as a substitute for, other measures such as Net income or Net income attributable to stockholders. Due to these limitations, these non-GAAP financial measures are used as a supplement to U.S. GAAP measures.
Management uses Adjusted EBITDA Margin and Consolidated EBITDA Margin to focus on year-over-year changes in the Company’s business and believes this information is also helpful to investors. The Company uses Adjusted EBITDA in these EBITDA-related margin measures because it believes its investors are familiar with Adjusted EBITDA and that consistency in presentation of EBITDA-related measures is helpful to investors. Management also uses Debt Coverage Ratios and Interest Coverage Ratios to focus management on year-over-year changes in the Company’s leverage and believes this information is also helpful to investors. The Company cautions investors that these non-GAAP financial measures presented also are intended to supplement the Company’s GAAP results and are not a substitute for such results.
Additionally, the Company cautions investors that the non-GAAP financial measures used by the Company may differ from the non-GAAP measures used by other companies.

3 FOOD. FOOD PEOPLE. EASY. Agenda • Business Highlights • Quarterly Financial Update • Closing Comments • Appendix

4 FOOD. FOOD PEOPLE. EASY. Agenda • Business Highlights • Quarterly Financial Update • Closing Comments • Appendix

FOOD. FOOD PEOPLE. EASY.
Business Highlights
• External macro ‘headwinds’ continue
• Q1 sales increased 2.8%
• Organic units declined (0.4%)
• Acquisitions added 1.2%
• Q1 results
• Net loss was $95 million
• Adjusted EBITDA was $156 million
• Business transformation focus on differentiation and innovation
•
Category Management and Merchandising
• Sales Force Effectiveness
• Business/Organization Functionalization
Notes: (1) Reconciliation of this non-GAAP measure is provided in the appendix.
1

6 FOOD. FOOD PEOPLE. EASY. Agenda • Business Highlights • Quarterly Financial Update • Closing Comments • Appendix

FOOD. FOOD PEOPLE. EASY.
$ IN MILLIONS Q1 2013 Q1 2012 B/(W) Y-O-Y CHANGE
NET SALES $5,405 $5,260 +2.8%
GROSS PROFIT $909 $876 +33
ADJUSTED GROSS PROFIT $911 $874 +37
% OF NET SALES 16.85% 16.62% +23 bps
OPERATING EXPENSES $886 $810 (76)
ADJUSTED OPERATING EXPENSES $755 $696 (59)
% OF NET SALES 13.97% 13.23% (74 bps)
NET LOSS ($95) ($3) (92)
ADJUSTED EBITDA $156 $178 (22)
ADJUSTED EBITDA MARGIN 2.89% 3.38% (49 bps)
Delivered $156 million of Adjusted EBITDA in Q1,
ahead of expectations, but behind prior year.
Note: (1) Reconciliations of these non-GAAP measures are provided in the appendix.
(2) Represents Adjusted EBITDA as a percentage of Net Sales.
Individual components may not add to total presented due to rounding.
Q1 Financial Performance
1
1
1
2

FOOD. FOOD PEOPLE. EASY.
$ IN MILLIONS
CY LTM
(Q2 ‘12 – Q1 ‘13)
PY LTM
(Q2 ‘11 – Q1 ‘12) B/(W) Y-O-Y CHANGE
NET SALES $21,810 $20,772 +5.0%
GROSS PROFIT $3,726 $3,564 +162
ADJUSTED GROSS PROFIT
1
$3,743 $3,589 +154
% OF NET SALES 17.16% 17.28% (12 bps)
OPERATING EXPENSES $3,434 $3,241 (193)
ADJUSTED OPERATING EXPENSES
1
$2,923 $2,770 (153)
% OF NET SALES 13.40% 13.34% (6 bps)
NET LOSS
($142) ($59) (83)
ADJUSTED EBITDA
1
$820 $819 +1
ADJUSTED EBITDA MARGIN
3
3.76% 3.94% (18 bps)
CONSOLIDATED EBITDA $870
CONSOLIDATED EBITDA MARGIN 4.0%
LTM Adjusted EBITDA of $820 million, $1 million
better than prior year.
Notes: (1) Reconciliations of these non-GAAP measures are provided in the appendix.
(2) Consolidated EBITDA includes Adjusted EBITDA plus $50 million for cost saving actions taken by the Company as specified under the Company’s debt agreements.
(3) Represents Adjusted EBITDA or Consolidated EBITDA as a percentage of Net Sales.
Individual components may not add to total presented due to rounding.
2
3

FOOD. FOOD PEOPLE. EASY.
Quarterly Cash Flow
Note: Individual components may not add to total presented due to rounding.
Cash Flow Performance
$ IN MILLIONS Q1 2013 Q2 2012 Q3 2012 Q4 2012 LTM
Cash from Operating Activities ($10) $157 ($73) $297 $371
Capital Expenditures, net of Proceeds ($51) ($72) ($26) ($54) ($204)
Acquisitions - ($17) ($74) ($14) ($105)
Cash (used in) provided by Financing Activities ($32) ($48) $202 ($148) ($26)
Net Cash Change ($93) $20 $29 $81 $37
Beginning Cash $242 $112 $133 $162 $112
Ending Cash $149 $133 $162 $242 $149

FOOD. FOOD PEOPLE. EASY.
Notes: (1) Total Debt includes $4,858 million of US GAAP debt as of March 30, 2013 less $21 million of unamortized premium on senior notes.
(2) Debt coverage ratio equals net debt divided by Consolidated EBITDA over last 12 months.
(3) Interest coverage ratio equals Consolidated EBITDA over last 12 months divided by net interest expense over last twelve months.
Q1 2013 Financial Performance
Credit Statistics
Debt / LTM Debt Coverage Interest Coverage
As of Consolidated Ratio
2
Ratio
3
$ IN MILLIONS 3/30/2013 EBITDA
ABL Revolver (2016) $145
Cash Flow Revolver (2013) $0
ABS Facility (2015) $686
CMBS Facility (2017) $472
Term Loans (2017) $2,090
Other Debt (2018 - 2031) $94
Total Senior Secured Debt $3,487 4.0x
Senior Notes (2019) $1,350
Total Debt
1
$4,837
5.6x
Less: Restricted Cash ($7)
Less: Cash and Cash Equivalents ($149)
Net Debt $4,681 5.4x
8.2x
5.4x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
9.0x
At Close
7/3/2007
3/30/2013
1.3x
2.7x
0.5x
1.0x
1.5x
2.0x
2.5x
3.0x
At Close
7/3/2007
3/30/2013
Capital Structure & Credit Statistics

FOOD. FOOD PEOPLE. EASY.
We have $910 million of available liquidity.
Note: Individual components may not add to total presented due to rounding.
Liquidity
As of
$ IN MILLIONS 3/30/2013
ABL Revolver (2016) $661
Cash Flow Revolver (2013) $100
Total Borrowing Availability $761
Total Cash & Cash Equivalents $149
Total Cash and Borrowing Availability $910

12 FOOD. FOOD PEOPLE. EASY. Agenda • Business Highlights • Quarterly Financial Update • Closing Comments • Appendix

13 FOOD. FOOD PEOPLE. EASY. Agenda • Business Highlights • Quarterly Financial Update • Closing Comments • Appendix

FOOD. FOOD PEOPLE. EASY.
Non-GAAP Reconciliations
Management believes these non-GAAP financial measures provide meaningful supplemental information regarding our operating performance because they exclude amounts that our management and our board of directors do not consider part of core operating results when assessing the performance of the Company. Our management uses these non-GAAP financial measures to evaluate the Company’s historical financial performance, establish future operating and capital budgets and determine variable compensation for management and employees.  Accordingly, the Company believes these non-GAAP financial measures are useful in allowing for a better understanding of the Company's core operations.
While management believes that these non-GAAP financial measures provide useful information, they are not operating measures under U.S. GAAP, and there are limitations associated with their use. The Company's calculation of these non-GAAP financial measures may not be completely comparable to similarly titled measures of other companies due to potential differences between companies in their method of calculation. As a result, the use of these non-GAAP financial measures has limitations and should not be considered in isolation from, or as a substitute for, other measures such as
Net income or Net income attributable to stockholders. Due to these limitations, these non-GAAP financial measures are used as a supplement to U.S. GAAP measures.

FOOD. FOOD PEOPLE. EASY.
Non-GAAP Reconciliation - Adjusted EBITDA
Notes:
(1) Consists of management fees paid to the Sponsors.
(2) Restructuring and tangible asset impairment charges primarily consist of facility closing, severance and related costs and tangible asset impairment charges.
(3) Share-based compensation expense represents costs recorded for Share Option Awards and Restricted Share Awards granted.
(4) Consists of changes in the LIFO reserve.
(5) The 2013 loss on extinguishment of debt consists of an early redemption premium and a write-off of unamortized debt issuance costs related to the Senior
                Subordinated Notes redemption.  The Q1 2013 LTM loss on extinguishment of debt consists of fees paid to debt holders, certain third party costs and the write-off of unamortized debt issuance costs related to the 2007 Term Loan amendments, certain third party costs related to the 2012 ABS Facility, a write-off of unamortized debt issuance costs related to the  previous ABS Facility and an early redemption premium and a write-off of unamortized debt premium and related to the December 2012
Senior Subordinated Notes redemption. The Q1 2012 LTM loss on extinguishment of debt consists of an early redemption premium and a write-off of unamortized debt issuance costs issuance costs  related to the May 2011 debt refinancing transactions.
(6) Consists of a non-recurring charge resulting from lump-sum payment settlements to former employees participating in several Company sponsored pension plans.
(7) Consists of costs to functionalize and optimize our business processes and systems.
(8) Other includes gains, losses or charges as specified under the Company’s debt agreements.
Individual components may not add to total presented due to rounding.
13-Weeks Ended LTM
(In millions) March 30, 2013 March 31, 2012 Q1 2013 Q1 2012
Net loss (95) $                  (3) $                    (142) $               (59) $
Interest expense, net 82 71 322 296
Income tax provision (benefit) 12 (2) 57 10
Depreciation and amortization expense 94 84 366 347
EBITDA 93 150 603 594
Adjustments:
Sponsor fees (1) 3 3 10 10
Restructuring and tangible asset impairment charges (2) 2 - 11 17
Share-based compensation expense (3) 4 2 6 10
LIFO reserve change (4) 2 (2) 17 25
Loss on extinguishment of debt (5) 24 - 55 76
Pension settlement (6) - - 18 -
Business transformation costs (7) 14 19 70 58
Other (8) 14 6 30 29
Adjusted EBITDA 156 $                 178 $                 820 $                 819 $

FOOD. FOOD PEOPLE. EASY.
Non-GAAP Reconciliation - Adjusted Gross Profit
and Adjusted Operating Expense
Notes: (1) Consists of changes in the LIFO reserve.
(2) Consists of management fees paid to the Sponsors.
(3) Restructuring and tangible asset impairment charges primarily consist of facility closing, severance and related costs and tangible asset impairment charges.
(4) Share-based compensation expense represents costs recorded for Share Option Awards and Restricted Share Awards granted.
(5) Consists of a non-recurring charge resulting from lump-sum payment settlements to former employees participating in several Company sponsored pension plans.
(7) Other includes gains, losses or charges as specified under the Company’s debt agreements.
Individual components may not add to total presented due to rounding.
13-Weeks Ended LTM
(In millions) March 30, 2013 March 31, 2012 Q1 2013 Q1 2012
Gross Profit 909 $                 876 $                 3,726 $              3,564 $
LIFO reserve change (1) 2                        (2)                       17                       25
Adjusted Gross Profit 911 $                 874 $                 3,743 $              3,589 $
Net sales 5,405 $              5,260 $              21,810 $             20,772 $
Operating Expenses 886 $                 810 $                 3,434 $              3,241 $
Adjustments:
Depreciation and amortization expense (94)                      (84)                      (366)                   (347)
Sponsor fees (2) (3)                       (3)                       (10)                      (10)
Restructuring and tangible asset impairment charges (3) (2)                       -                         (11)                      (17)
Share-based compensation expense (4) (4)                       (2)                       (6)                       (10)
Pension settlement (5) -                         -                         (18)                      -
Business transformation costs (6) (14)                      (19)                      (70)                      (58)
Other (7) (14)                      (6)                       (30)                      (29)
Adjusted Operating Expenses 755 $                 696 $                 2,923 $              2,770 $
(6) Consists of costs to functionalize and optimize our business processes and systems.